SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 21, 2000




                           HOME BUILDING BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



         Indiana                       0-24896                  35-1935840
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                      Identification  No.)



200 East Van Trees Street, Washington, Indiana                          47501
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (812) 254-2641



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 4.                    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 21, 2000, the Registrant engaged Crowe Chizek and Company LLP as its independent accountants.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HOME BUILDING BANCORP, INC.



Date: FEBRUARY 25, 2000                By: /S/ BRUCE A. BEESLEY
      -----------------                    --------------------
                                           Bruce A. Beesley
                                           President and Chief Executive Officer